SECOND AMENDMENT TO AGREEMENT OF SALE

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is made and entered into as of the 12th day of December, 1996, between BH EQUITIES, INC. ("Purchaser"), W.R. PARTNERS LIMITED PARTNERSHIP, an Illinois Limited Partnership ("Seller"), and TICOR TITLE SERVICES ("Escrow Agent").

                         W I T N E S S E T H:

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale entered into as of October 7, 1996, as amended by that certain Amendment to Agreement of Sale entered into as of October 18, 1996 (the "Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the "Property" (as defined in the Agreement);

     WHEREAS, Seller, Purchaser and Escrow Agent are parties to that certain Escrow Agreement dated October 7, 1996 (the "Escrow Agreement");

     WHEREAS, Seller and Purchaser now desire to amend the Agreement and the Escrow Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Purchaser and Escrow Agent agree that the Agreement and the Escrow Agreement are amended as follows:

     1. All capitalized terms used in this Amendment, to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Agreement and the Escrow Agreement.

     2. Lines one (1) and two (2) of Paragraph 8 of the Agreement are hereby deleted and the following are hereby inserted in lieu thereof: "The Closing ("Closing") of this transaction shall be on a date which is mutually acceptable to the Purchaser and Seller between January 6, 1997 and January 31, 1997 ("Closing Date"). Purchaser shall be entitled to choose a date for Closing within the aforementioned time period by providing Seller with five (5) business day's written notice of Purchaser's desired Closing Date. In the event that Purchaser does not provide Seller with such written notice prior to January 23, 1996, the Closing shall take place on January 31, 1997. The Closing shall take place at the office of the Title Insurer, at which time Seller shall deliver".

     3. Line one (1) of Paragraph 3 of the Escrow Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof: "On a date between January 6, 1997 and January 31, 1997 which Seller and Purchaser mutually agree upon, or, if Seller and Purchaser are unable to mutually agree upon a date within said time period, on January 31, 1997, or at".

     4. Except as amended herein, the terms and conditions of the Agreement and the Escrow Agreement shall continue in full force and effect and are hereby ratified in their entirety.

     5. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     6. The parties hereto agree and acknowledge that a facsimile copy of any party's signature on this Amendment shall be enforceable against such party as an original.

     Executed as of the date first written above.

                         PURCHASER:

                         BH EQUITIES, INC.

                         By:   /s/ Harry Bookey
                              -----------------------------
                         Name:     Harry Bookey
                              -----------------------------
                         Its:      President
                              -----------------------------


                         SELLER:

                         W.R. PARTNERS LIMITED PARTNERSHIP,
                              an Illinois limited partnership

                         By: W.R. Partners, Inc., an Illinois corporation, its general partner

                              By:   /s/ James E. Mendelson
                                   --------------------------------
                              Name:     James E. Mendelson
                                   --------------------------------
                              Its:
                                   --------------------------------


                         ESCROW AGENT:

                         TICOR TITLE SERVICES, agent for Chicago Title Insurance Company

                         By:   /s/ R.W. Vaughn
                              -----------------------------------
                         Name:     R.W. Vaughn
                              -----------------------------------
                         Its:      Chairman, Commercial Division
                              -----------------------------------
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